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                                                                     EXHIBIT 20




                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                 MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                 SERIES 1996-1

Pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1996 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among AFCO Credit and AFCO Acceptance, as Servicer and Seller and The
First National Bank of Chicago, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                                                             MONTHLY PERIOD:                  OCT-00

                                                                             DETERMINATION DATE:             08-NOV-00

                                                                             NUMBER OF DAYS IN PERIOD:          30

                                                                             DISTRIBUTION DATE:             15-NOV-00

                                                                             PERIOD                             47

                                                                                  (REVOLVING =  0-51
                                                                                  CONTROLLED ACCUMULATION = 52-60)

-----------------------------------------------------------------------------------------------------------------------------
A. ORIGINAL DEAL PARAMETERS

(a) Class A Initial Investor Interest                                                $440,000,000.00                   88.00%
(b) Class B Initial Investor Interest                                                 $25,000,000.00                    5.00%
(c) Collateral Initial Interest                                                       $35,000,000.00                    7.00%
                                                                                     ---------------
(d) Total Initial Investor Interest                                                  $500,000,000.00

(e) Minimum Transferor Interest                                                              5.00000%

(f) 3-Month LIBOR as of most recent reset date                                             6.6600000%

(g) Current Class A Certificate Rate ((f) + 0.11%)                                         6.7700000%
(h) Current Class B Certificate Rate ((f) + 0.32%)                                         6.9800000%
(i) Current Class C Certificate Rate                                                       7.0997453%

(j) Servicing Fee Rate                                                                       0.50000%


-----------------------------------------------------------------------------------------------------------------------------

I. RECEIVABLES IN THE TRUST
-------------------------------------------------------------------------------

(a) Beginning of Period Aggregate Receivables                                        $534,838,173.91
(b) Beginning of Period Finance Charge Receivables                                    $13,736,164.39
(c) Beginning of Period Principal Receivables                                        $521,102,009.52

(d) End of Period Aggregate Receivables                                              $543,485,091.25
(e) End of Period Finance Charge Receivables                                          $14,188,216.72
(f) End of Period Principal Receivables                                              $529,296,874.53


II. INVESTOR INTERESTS AND INVESTOR PERCENTAGES
-------------------------------------------------------------------------------

(a) Class A Initial Investor Interest                                                $440,000,000.00                   88.00%
(b) Class B Initial Investor Interest                                                 $25,000,000.00                    5.00%
(c) Collateral Initial Interest                                                       $35,000,000.00                    7.00%
(d) Total Initial Investor Interest (a + b + c)                                                              $500,000,000.00

(e) Beginning of Period Class A Investor Interest                                    $440,000,000.00                   88.00%
(f) Beginning of Period Class B Investor Interest                                     $25,000,000.00                    5.00%
(g) Beginning of Period Collateral Interest                                           $35,000,000.00                    7.00%
(h) Beginning of Period Total Investor Interest (e + f + g)                                                  $500,000,000.00

(i) End of Period Class A Investor Interest (e - (IX.b) - (X.f))                     $440,000,000.00                   88.00%
(j) End of Period Class B Investor Interest (f - (IX.e) - (X.k))                      $25,000,000.00                    5.00%
(k) End of Period Collateral Interest (g - (IX.h) - (X.n) - (X.o))                    $35,000,000.00                    7.00%
(l) End of Period Total Investor Interest (i + j + k)                                                        $500,000,000.00

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                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                 MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                 SERIES 1996-1

(m) Floating Investor Percentage (h/(I.c))                                                  95.9505031%
(n) Class A Floating Allocation (e/h)                                                       88.0000000%
(o) Class B Floating Allocation (f/h)                                                        5.0000000%
(p) Class C Floating Allocation (g/h)                                                        7.0000000%

(q) Total Servicing Fee (h* (A.j)/12)                                                      $208,333.33
(r) Aggregate Investor Default Amount (m*(IV.1))                                           $107,213.95

III. TRANSFEROR INTEREST
-------------------------------------------------------------------------------

(a) Beginning Transferor Interest (I.c - II.h)                                          $21,102,009.52
(b) Ending Transferor Interest (I.f - II.1)                                             $29,296,874.53
(c) Minimum Transferor Interest (III.f*5%)                                              $26,520,077.67
(d) Minimum Aggregate Principal Receivables (II.h)                                     $500,000,000.00
(e) Excess Funding Account Balance at end of Period                                      $1,104,678.91
(f) Sum of Principal Receivables and Excess Funding Account (I.f + e)                  $530,401,553.44

IV. PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

COLLECTIONS:
(a) Collections of Principal Receivables                                               $118,022,682.97
(b) Collections of Finance Charge Receivables
         (inc. net recoveries, if any)                                                   $4,441,025.45
(c) Collections of Principal and Finance Charge Receivables                            $122,463,708.42
(d) Late Charges Collected                                                                 $623,818.92
(e) Total Collections (a + b + d)                                                      $123,087,527.34

DELINQUENCIES AND LOSSES:
(f) End of the month delinquencies:
          (g) 30 days delinquent                                                                 $0.00
          (h) 60 days delinquent                                                                 $0.00
          (i) 90 days delinquent                                                                 $0.00
          (j) 120 + days delinquent                                                              $0.00

          (k) Total 30 + days delinquent (g + h + i + j)                                         $0.00


(l) Aggregate Default Amount (net of recoveries)                                           $111,738.81

(m) AFCO is Servicer?                                                                           Yes

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                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                 MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                 SERIES 1996-1

V. ALLOCATION AND APPLICATION OF COLLECTIONS
-------------------------------------------------------------------------------
(a) Class A Available Funds ((II.n)*[(II.m)*(IV.b + IV.d)])                                              $4,276,574.42
(b) Class A Optimal Interest ([(A.g)*(II.a)*(# days)]/360)                                               $2,482,333.33
(c) Class A Monthly Interest (Lesser of (a) or (b))                                                      $2,482,333.33
(d) Class A Deficiency Amount                                                                                    $0.00
(e) Class A Additional Interest                                                                                  $0.00
(f) Class A Servicing Fee ([(II.n)*(A.j)*(II.1)]/12)                                                       $183,333.33
(g) Unpaid Class A Servicing from prior periods                                                                  $0.00
(h) Class A Investor Default Amount ((II.n)*(II.r))                                                         $94,348.28
(i) Class A contribution to Excess Spread (a - c - d - e - f - g - h)                                    $1,516,559.48

(j) Class B Available Funds ((II.o)*[(II.m)*(IV.b + IV.d))])                                               $242,987.18
(k) Class B Optimal Interest ([(A.h)*(II.b)*(# days)]/360)                                                 $145,416.67
(l) Class B Monthly Interest (Lesser of (j) or (k))                                                        $145,416.67
(m) Class B Deficiency Amount                                                                                    $0.00
(n) Class B Additional Interest                                                                                  $0.00
(o) Class B Servicing Fee ([(II.o)*(A.j)*(II.1)]/12)                                                        $10,416.67
(p) Unpaid Class B Servicing from prior periods                                                                  $0.00
(q) Class B contribution to Excess Spread (j - l - m - n - o - p)                                           $87,153.85

(r) Collateral Available Funds ((II.p)*[(II.m)*(IV.b + IV.d)])                                             $340,182.06
(s) Collateral Servicing Fee (if NOT AFCO)                                                                       $0.00
(t) Collateral Interest contribution to Excess Spread (r - s)                                              $340,182.06

(u) Total Excess Spread (i + q + t)                                                                      $1,943,895.38
(v) Class A Required Amount                                                                                      $0.00
(w) Unreimbursed Class A Investor Charge-Offs                                                                    $0.00
(x) Class B Required Amount                                                                                  $5,360.70
         (includes Class B Investor Default Amount (II.o*II.r))
(y) Unreimbursed Class B Investor Charge-Offs                                                                    $0.00
(z) Collateral Monthly Interest ([(A.i)*(II.c)*(# days)]/360)                                              $207,075.90
(aa) Coll. Int. Svcg Fee (if AFCO) ([(II.p)*(A.j)*(II.1)]/12)                                               $14,583.33
(ab) Collateral Interest Default Amount (II.p*II.r)                                                          $7,504.98
(ac) Unreimbursed Collateral Interest Charge-Offs                                                                $0.00

(ad) Reserve Account Funding Date                                                                                   48
(ae) Reserve Fund Cap                                                                                             0.50%
(af) Required Reserve Account Amount                                                                             $0.00
(ag) Reserve Account Balance                                                                                     $0.00
(ah) Payable under the Loan Agreement                                                                            $0.00
(ai) Class A Shortfall Amount                                                                                    $0.00
(aj) Class B Shortfall Amount                                                                                    $0.00

(ak) Excess Finance Charge Collections (u - v - w -x - y - z - aa - ab - ac                              $1,709,370.47
          - ag - ah - ai - aj)
(al) Excess Finance Charge Percentage (ak/II.h)*12                                                                4.10%

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                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                 MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                 SERIES 1996-1

VI.  YIELD AND BASE RATE
-------------------------------------------------------------------------------
BASE RATE
---------
(The sum of the Class A Rate, Class B Rate, and Class C Rate and
  Investor Servicing Fee (0.5%) divided by the Investor Interest)

(a) Base Rate (current month)                                                                     7.30%
(b) Base Rate (prior month)                                                                       7.30%
(c) Base Rate (2 months ago)                                                                      7.44%

(d) 3 Month Average Base Rate                                                                     7.35%

GROSS PORTFOLIO YIELD
---------------------
(Series 1996-1 Finance Charge + Late Charge Collections allocable to investors/total investor interest)

(e) Gross Portfolio Yield (current month)                                                        11.66%
(f) Gross Portfolio Yield (prior month)                                                          10.47%
(g) Gross Portfolio Yield (2 months ago)                                                         11.09%

(h) 3 Month Average Portfolio Yield                                                              11.08%

PORTFOLIO YIELD
---------------
(Series 1996-1 Finance Charge + Late Charge Collections allocable to investors less investor default amount/total investor interest)

(e) Portfolio Yield (current month)                                                              11.41%
(f) Portfolio Yield (prior month)                                                                10.18%
(g) Portfolio Yield (2 months ago)                                                               10.88%

(h) 3 Month Average Portfolio Yield                                                              10.82%

PORTFOLIO YIELD -- BASE RATE
----------------------------

(e) Portfolio Adjusted Yield (current month)                                                      4.10%
(f) Portfolio Adjusted Yield (prior month)                                                        2.88%
(g) Portfolio Adjusted Yield (2 months ago)                                                       3.43%

(h) 3 Month Average Portfolio Adjusted Yield                                                      3.47%

EXCESS FINANCE CHARGE YIELD
---------------------------
(Excess Finance Charge Collections/total Investor Interest)

(e) Excess Finance Charge Yield (current month)                                                   4.10%
(f) Excess Finance Charge Yield (prior month)                                                     2.65%
(g) Excess Finance Charge Yield (2 months ago)                                                    3.20%

(h) 3 Month Average Excess Finance Charge Yield                                                   3.32%


VII. PORTFOLIO PERFORMANCE RATES
-------------------------------------------------------------------------------

(a) Aggregate Default Amt. (annualized % of beginning of month Principal Receivables)             0.26%
(b) Monthly Payment Rate (% of beginning of month Principal Receivables)                         23.62%
(c) Gross Portfolio Yield to Investors (3 month average annualized)                              11.08%
(d) Portfolio Yield (3 month average annualized)                                                 10.82%
(e) Base Rate (3 month average)                                                                   7.35%
(f) Excess Finance Charge Collections %                                                           4.10%

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                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                 SERIES 1996-1


VIII.   ACCUMULATION AND PRINCIPAL FUNDING ACCOUNT
-------------------------------------------------------------------------------
(a) Cumulative Class A principal distributed to PFA (as of prior distribution date)              $0.00
(b) Class A Principal deposited in the PFA                                                       $0.00
(c) Total Class A Principal deposited in the PFA (a + b)                                         $0.00

(d) Cumulative Class B principal distributed to PFA (as of prior distribution date)              $0.00
(e) Class B Principal deposited in the PFA                                                       $0.00
(f) Total Class B Principal deposited in the PFA (a + b)                                         $0.00

(g) Ending PFA balance (c + f)                                                                   $0.00


IX.   PRINCIPAL REPAYMENT
-------------------------------------------------------------------------------

(a) Class A Principal paid (as of prior distribution dates)                                      $0.00
(b) Class A Principal payments                                                                   $0.00
(c) Total Class A Principal paid (a + b)                                                         $0.00

(d) Class B Principal paid (as of prior distribution dates)                                      $0.00
(e) Class B Principal payments                                                                   $0.00
(f) Class B Principal paid (d + e)                                                               $0.00

(g) Collateral Principal paid (as of prior distribution dates)                                   $0.00
(h) Collateral Principal payments                                                                $0.00
(i) Total Collateral Principal paid (g + h)                                                      $0.00


X.  INVESTOR CHARGE-OFFS
-------------------------------------------------------------------------------
CLASS A INVESTOR CHARGE-OFFS
(a) Class A Investor Default Amount                                                         $94,348.28
(b) Reimbursed from Class A Available Funds                                                 $94,348.28
(c) Reimbursed from Excess Spread                                                                $0.00
(d) Reimbursed from Reallocated Principal Collections                                            $0.00
(e) Total amount reimbursed in respect of Class A Investor Default Amount                   $94,348.28
(f) Class A Investor Charge-Off (a - e)                                                          $0.00

CLASS B INVESTOR CHARGE-OFFS
(g) Class B Investor Default Amount                                                          $5,360.70
(h) Reimbursed from Excess Spread                                                            $5,360.70
(i) Reimbursed from Reallocated Principal Collections                                            $0.00
(j) Total amount reimbursed in respect of Class B Investor Default Amount                    $5,360.70
(k) Class B Investor Charge-Off (g - j)                                                          $0.00

CLASS C INVESTOR CHARGE-OFFS
(l) Collateral Default Amount                                                                $7,504.98
(m) Reimbursed from Excess Spread                                                            $7,504.98
(n) Collateral Charge-Off (l - m)                                                                $0.00
(o) Writedown from Reallocated Principal Collections                                             $0.00

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                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                 MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                                 SERIES 1996-1


XI.  PAYOUT EVENTS
-------------------------------------------------------------------------------
(a) Failure by Transferor to make any deposit or payment?                                    No
(b) Breach of representation or warranty?                                                    No
(c) 3-mo Avg. Portfolio Yield -3-mo Avg. Base Rate?                                          No
(d) Principal Receivables + Excess Funding Account < Minimum Agg. Prin Receivables?          No
(e) Originator or Transferor failed to convey Additional Receivables?                        No
(f) Servicer Default?                                                                        No
(g) Class A or Class B not paid in full on Sched. Pmt. Date?                                 No
(h) Monthly payment rate less than 12% for 3 consecutive months?                             No
(i) Transferor, Trust or Trustee failed to become licensed when required?                    No
(j) Excess Obligor Concentration for 3 consecutive Determination Dates?                      No
(k) Excess Insurer Concentration for 3 consecutive Determination Dates?                      No
(l) Investment Grade Insurer Percentage -90% for 3 consec. Det'n Dates?                      No
(m) Fewer than 300 insurance carriers in the pool for 3 consec. Det'n Dates?                 No
(n) Top Ten insurers exceed 60% of pool for 3 consec. Det'n Dates?                           No
(o) Transferor or Originator in insolvency proceedings?                                      No
(p) Trust is an "investment company?"                                                        No
(q) No successor Backup Svcr found w/in 90 days of term'n of Backup Svcr?                    No
(r) AFCO no longer Servicer?                                                                 No
(s) Failure of AFCO to remove receivables or indemnify the Transferor, the Trustee,
    and the Trust from losses resulting from failure to comply with licensing laws?          No


                         AFCO Credit Corporation, as Servicer

                         By:  C. LEONARD O'CONNELL
                         -----------------------------------------------------
                         Name:  C. Leonard O'Connell
                         Title: Senior Vice President, Chief Financial Officer
                                & Treasurer